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                             FIRST INVESTORS SERIES FUND
                          SUPPLEMENT DATED DECEMBER 29, 1997
                          TO PROSPECTUS DATED APRIL 30, 1997



1. Effective January 1, 1998, Kimberly Speegle will co-manage the BLUE CHIP FUND together with Dennis T. Fitzpatrick. Effective January 1, 1998, Ms. Speegle will also join Mr. Fitzpatrick as co-manager of the Blue Chip Fund of Executive Investors Trust, the Blue Chip Fund of First Investors Life Series Fund and the Growth & Income Fund of First Investors Series Fund II, Inc. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sage Asset Management and from 1992 to 1995 she was a Portfolio Manager for the Clark Family. The biographical information for Mr. Fitzpatrick is in the Prospectus under "Management-Portfolio Managers" on page 26.

2. The following should be added to the end of the second paragraph on page 1 and the first paragraph under "Investment Objectives and Policies-Blue Chip Fund" on page 9:

It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

3. Since late May 1997, the INVESTMENT GRADE FUND has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. The biographical information for both Ms. Jones and Mr. Wagner is in the Prospectus under "Management-Portfolio Managers" on page 27.


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